Exhibit 32.1
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Imation Corp. (the “Company”) on Form 10-Q for the period ending September 30, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, Bruce A. Henderson, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce A. Henderson

Bruce A. Henderson
Chairman and
Chief Executive Officer
November 2, 2005